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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 4, 2004
                 (Date of Earliest Event Reported: May 4, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)



          Delaware                       1-11680                76-00396023
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)




                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (832) 676-4853


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 4, 2004, we announced our earnings results for the quarter ended March 31, 2004. A copy of our press release is attached as Exhibit 99.1. The attached
Exhibit is not filed, but is furnished to comply with Item 12 of Form 8-K.

         c) Exhibits.

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated May 4, 2004.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GULFTERRA ENERGY PARTNERS, L.P.




                                        By:        /s/ Kathy A. Welch
                                            ------------------------------------
                                                      Kathy. A Welch
                                               Vice President and Controller
                                              (Principal Accounting Officer)


Date: May 4, 2004



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                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
99.1                 Press Release dated May 4, 2004.